UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2012

Date of Report (Date of earliest event reported)

CLEAN HARBORS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

42 Longwater Drive, Norwell,

Massachusetts 02061-9149

(Address, including zip code, of registrant’s
 principal executive offices)

(781)792-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On July 16, 2012, Clean Harbors Inc. (the “Company”) announced that it is commencing a private placement of $600 million of new senior notes due 2020 (the “New Notes Offering”). The press release related to the New Notes Offering is attached as Exhibit 99.1 and is incorporated herein by reference.

The Company also announced on July 16, 2012, that it is commencing a cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding $490.0 million aggregate principal amount of 7 5/8% senior secured notes due 2016 (the “2016 Notes”) with a portion of the proceeds from the New Notes Offering described above. In connection with the Tender Offer, the Company is soliciting the consents of holders of the 2016 Notes to certain proposed amendments to the indenture governing the 2016 Notes (the “Consent Solicitation”).  The primary purpose of the Consent Solicitation and proposed amendments is to eliminate substantially all of the restrictive covenants and certain events of default and related provisions and reduce the required notice period contained in the optional redemption provisions of the indenture. The press release related to the Tender Offer and the Consent Solicitation is attached as Exhibit 99.2 and is incorporated herein by reference.

Neither the press release related to the New Notes Offering nor this Current Report on Form 8-K constitutes an offer to sell or a solicitation of an offer to buy any of the New Notes. Neither the press release related to the Tender Offer and the Consent Solicitation nor this Current Report on Form 8-K constitutes an offer to buy or a solicitation of an offer to sell any of the 2016 Notes or a notice of redemption under the optional redemption provisions of the indenture governing the 2016 Notes.  No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD.  Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.  Notwithstanding the foregoing, the information disclosed under Item 7.01 of this Current Report on Form 8-K is incorporated by reference in the Offer to Purchase and Consent Solicitation Statement dated July 16, 2012 of the Company with respect to any and all of the Company’s 2016 Notes.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith (furnished solely for purposes of Item 7.01 of this Form 8-K):

99.1	Press Release of the Company Relating to the New Notes Offering, dated July 16, 2012.

99.2	Press Release of the Company Relating to the Tender Offer and the Consent Solicitation, dated July 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN HARBORS, INC.

Date: July 16, 2012	By:	/s/ John R. Beals
John R. Beals
Senior Vice President and Principal Accounting Officer